Exhibit 21.1

BERRY GLOBAL GROUP, INC.
LIST OF SUBSIDIARIES

159422 Canada Inc.
Ace Classic Medical Components (Shanghai) Company Limited
Ace Corporation Holdings Limited
Ace Industrial Technologies Limited
Ace Medical Components Co Limited
Ace Mold (HeFei) Company Limited
Ace Mold (Shanghai) Company Limited
Ace Mold (Zhuhai) Company Limited
Ace Mold Company Limited
Ace Mold Industrial (Shanghai) Company Limited
Ace Mold Industrial (Shenzhen) Company Limited
Ace Plastics (Shenzhen) Company Limited
Ace Plastics (Zhuhai) Company Limited
Ace Plastics Company Limited
Ace Plastics Technologies Limited
AEP Canada, Inc.
AEP Industries Finance, Inc.
AeroCon, LLC
Aspen Industrial S.A. de C.V.
Astra Plastique SAS
Astrapak Gauteng Proprietary Limited
Astrapak Investments Proprietary Limited
Astrapak Manufacturing Holdings Proprietary Limited
Astrapak Property Holdings Proprietary Limited
AT Films Inc
AT Films US Inc
AVINTIV Inc.
AVINTIV Acquisition Corporation
AVINTIV Specialty Materials, Inc.
Barplas Limited
Bender GmbH
Berry Ace Packaging (Jiaxing) Company Limited
Berry Acquisition Company do Brasil Ltda.
Berry Aschersleben GmbH
Berry Bramlage Kolding A/S
Berry do Brasil Ltda.
Berry Dombuhl GmbH
Berry EKE NV
Berry Europe GmbH
Berry Film Products Acquisition Company, Inc.
Berry Film Products Company, Inc.
Berry Film Trading (Shanghai) Co., Ltd.
Berry Gent NV
Berry Global Escrow Corporation
Berry Global Films, LLC
Berry Global France Holdings SAS
Berry Global Group, Inc.
Berry Global International Financing Limited
Berry Global International Holdings Limited
Berry Global UK Holding Limited

Berry Global, Inc.
Berry Holding Company do Brasil Ltda.
Berry Holding Denmark A/S
Berry Packaging Holdings (Sweden) AB
Berry Packaging Holdings France SARL
Berry Packaging Norway AS
Berry PET Power France SASU
Berry Plastics Acquisition Corporation V
Berry Plastics Acquisition Corporation XII
Berry Plastics Acquisition Corporation XIII
Berry Plastics Acquisition Corporation XIV, LLC
Berry Plastics Acquisition LLC II
Berry Plastics Acquisition LLC X
Berry Plastics Asia Pacific Limited
Berry Plastics Asia Pte. Ltd.
Berry Plastics Canada, Inc.
Berry Plastics de Mexico, S. de R.L. de C.V.
Berry Plastics Design, LLC
Berry Plastics Escrow, LLC
Berry Plastics Filmco, Inc.
Berry Plastics France Holdings SAS
Berry Plastics GmbH
Berry Plastics Holding GmbH & Co. KG
Berry Plastics Hong Kong Limited
Berry Plastics IK, LLC
Berry Plastics International B.V.
Berry Plastics International GmbH
Berry Plastics Opco, Inc.
Berry Plastics Qingdao Limited
Berry Plastics SP, Inc.
Berry Plastics Technical Services, Inc.
Berry Specialty Tapes, LLC
Berry Sterling Corporation
Berry Superfos Balkan d o o
Berry Superfos Bouxwiller SAS
Berry Superfos Bremervörde Management GmbH
Berry Superfos Bremervörde Packaging GmbH
Berry Superfos Bremervörde Print GmbH
Berry Superfos Italy SRL
Berry Superfos La Genete SAS
Berry Superfos Lidköping AB
Berry Superfos Lubień Sp z o o
Berry Superfos Mullsjö AB
Berry Superfos Opfenbach GmbH
Berry Superfos Packaging Solutions Kaltenkirchen GmbH
Berry Superfos Pamplona SA
Berry Superfos Pori Oy
Berry Superfos Poznań Sp. z o o
Berry Superfos Randers A/S
Berry Superfos Stilling A/S

Berry Superfos Wetteren NV
Berry UK Holdings Limited
Bonlam, S.A. DE C.V.
BP Parallel, LLC
BPI 2010 Limited
BPI Europe BV
BPI Formipac France SARL
BPI General Partner Limited
BPI International (No 2) Limited
BPI International Limited
BPI Limited
BPI Limited Partner Limited
BPI Pension Funding Limited Partnership
BPI Pension Trustees Limited
BPRex Brazil Holding Inc.
BPRex Closure Systems, LLC
BPRex Closures Kentucky Inc.
BPRex Closures, LLC
BPRex de Mexico S.A. de R.L. de CV
BPRex Delta Inc.
BPRex Healthcare Brookville Inc.
BPRex Healthcare Offranville SAS
BPRex Healthcare Packaging, Inc.
BPRex Partipacoes Ltda
BPRex Pharma Packaging India Private Limted
BPRex Plastic Packaging (India) Private Limited
BPRex Plastic Packaging de Mexico S.A. de C.V.
BPRex Plastic Packaging, Inc.
BPRex Plastic Services Company Inc.
BPRex Plasticos Do Brasil Ltda
BPRex Product Design & Engineering Inc.
BPRex Specialty Products Puerto Rico Inc.
BPSW19 Limited
Brithene Films Limited
British Polythene Industries Limited
British Polythene Limited
Brownoak (Final) Assured Tenancies Limited
Calnay Limited
Caplas LLC
Caplas Neptune, LLC
Captive Plastics Holdings, LLC
Captive Plastics, LLC
Cardinal Packaging, Inc.
Chicopee Asia, Limited
Chicopee Holdings B.V.
Chicopee Holdings C.V.
Chicopee, Inc.
Chocksett Road Limited Partnership
Chocksett Road Realty Trust
Coflex Films Limited

Combipac BV
Companhai Providencia Industria e Comercio
Covalence Specialty Adhesives LLC
Covalence Specialty Coatings LLC
CPI Holding Corporation
CSM Mexico SPV LLC
Delta Polythene Limited
Dominion Textile (USA), L.L.C.
Dominion Textile Inc.
Dongguan First Packaging Co. Limited
Dongguan United Packaging Co., Limited
Dounor SAS
Drumrace Limited
DT Acquisition Inc.
Dumpling Rock, LLC
ESE BV
ESE France SAS
ESE GmbH
ESE Holding SASU
ESE Holdings Limited
ESE Kft
ESE NV
ESE Sp. z o.o.
ESE Sweden Holding AB
ESE World BV
ESE World Limited
Estero Porch, LLC
Exlshrink Limited
Fabrene, Inc.
Fabrene, L.L.C.
Fiberweb (Tianjin) Specialty Nonwovens Company Limited
Fiberweb Berlin GmbH
Fiberweb France SAS
Fiberweb Geos, Inc.
Fiberweb Geosynthetics Limited
Fiberweb Geosynthetiques Sarl
Fiberweb Holding Deutschland GmbH
Fiberweb Holdings Limited
Fiberweb Italia SRL
Fiberweb Limited
Fiberweb, LLC
Fiberweb Terno D'Isola SRL
Financiere Daunou 1 SA
Flexfilm Limited
Fortune Best Trading Limited
Galion Distribution SARL
Galion International SA
Galion SA
Galion Senegal SA
GCS Holdco Finance I SA

GCS Holdco Finance II SARL
GDMH SA
Genius World Holding Ltd
Global Closure Systems America 1, Inc.
Global Closure Systems France 1 SAS
Global Closure Systems France 2 SAS
Global Closure Systems Germany GmbH
Global Closure Systems Spain SLU
Global Closure Systems UK Limited
Grafco Industries Limited Partnership
Grupo de Servicios Berpla, S. de R.L. de C.V.
Innocan France SARL
Irish Polythene Industries Limited
iTUB AS
iTUB Danmark ApS
ITUB ehf
J P Plast S R O
J P Plast Slovakia spol S R O
Jacinto Mexico, S.A. de C.V.
Jagtenberg Beheer BV
Jiangmen United Packaging Co., Limited
Jordan Plastics Limited
Kerr Group, LLC
Knight Plastics, LLC
Laddawn, Inc.
Lamb's Grove, LLC
Letica Corporation
Letica Resources, Inc.
LLC ESE South America S.R.L.
LLC RPC Bramlage Yekaterinburg
Lunifera Investments Proprietary Limited
Lustroid Limited
M & H Plastics Inc
Manuplastics Limited
Manuplastics Products Limited
Marcom Plastics Proprietary Limited
Massmould Limited
Maynard & Harris (EBT Trustees) Limited
Maynard & Harris Group Limited
Maynard & Harris Holdings Limited
Maynard & Harris Plastics
Maynard & Harris Plastics (UK) Limited
Maynard & Harris Plastics Pension Trustee Limited
Megafilm Limited
Millham, LLC
Minster Polythene Films Limited
Moore and Company (Nottingham) Limited
Multicom SRL
Nanhai Nanxin Non Woven Co. Ltd
Nordfolien GmbH

Nordfolien Polska Sp. z o.o.
Obrist (Thailand) Co Limited
Obrist Closures Switzerland GmbH
Obrist Eastern Europe SRL
Obrist Iberia SLU
Obrist Italia Srl
Old Hickory Steamworks, LLC
Packerware, LLC
Pescor, Inc.
PET Power BV
PET Power Handels GmbH
Pfizer Investment Ltd
PGI Acquisition Limited
PGI Argentina S.A.
PGI Colombia LTDA
PGI Europe, Inc.
PGI France Holdings SAS
PGI France SAS
PGI Holdings B.V.
PGI Netherlands Holdings (NO. 2) B.V.
PGI Non-Woven (China) Company Limited
PGI Nonwovens (Mauritius)
PGI Nonwovens B.V.
PGI Nonwovens Germany GmbH
PGI Polymer, Inc.
PGI Spain S.L. U
Plasco UK Limited
Plasgran Limited
Plastiape S.p.A.
Pliant de Mexico S.A. de C.V.
Pliant International, LLC
Pliant, LLC
Polycrop Limited
Polymer Group Holdings C.V.
Poly-Seal, LLC
Polythene Films Limited
Promens Annezin SAS
Promens AS
Promens Asia Limited
Promens Deventer BV
Promens Deventer Holding BV
Promens Do Brasil Serviços Ltda
Promens Firenze SRL
Promens Food Packaging Limited
Promens France SAS
Promens Germany GMBH
Promens Hockenheim GmbH
Promens Holding OU
Promens Holding UK Limited
Promens Huningue SAS

Promens Italy SRL
Promens Miedzyrzecz Sp. z.o.o.
Promens Monastir SARL
Promens Montoir de Bretagne SAS
Promens Munchen GmbH
Promens Nitra S R O
Promens OY
Promens Packaging GmbH
Promens Packaging Limited
Promens Packaging SAU
Promens Personal Healthcare GmbH
Promens Reykjavik ehf
Promens Rijen BV
Promens SA
Promens SARL
Promens Unterstutzungseinrichtung GmbH
Promens Zevenaar BV
Providencia USA, Inc.
PWS Danmark A/S
PWS Finland OY
PWS Nordic AB
Rafypak, S.A. de C.V.
Rigid Plastic Containers Finance Limited
Rigid Plastic Containers Holdings Limited
Rigid Plastic Containers Packaging Limited
Roll-A-Rap Limited
Rollpak Corporation
Romfilms Limited
RPC 2017 Holding Company Limited
RPC Ace Company Limited
RPC ACE Plastics (Hefei) Co Limited
RPC Africa Holdings Pty Limited
RPC Asia Pacific Holdings Limited
RPC Astrapak Proprietary Limited
RPC Australia Holdings Pty Limited
RPC Beaute Marolles SAS
RPC Bramlage Antwerpen NV
RPC Bramlage DHS BV
RPC Bramlage Dinklage GmbH & Co KG
RPC Bramlage Division GmbH & Co KG
RPC Bramlage Food GmbH
RPC Bramlage GmbH
RPC Bramlage Inc.
RPC Bramlage Vel'ky Meder s.r.o.
RPC Bramlage Warszawa Sp.z.o.o.
RPC Bramlage Werkzeugbau GmbH & Co KG
RPC Containers Limited
RPC Containers Pension Trustees Limited
RPC Emballages Moirans SAS
RPC Emballages Montpont SAS

RPC Emballages SAS
RPC Envases SA
RPC Europe Limited
RPC Finance Limited
RPC Folio Holdings GmbH
RPC Formatec GmbH
RPC Formatec Verwaltungsgesellschaft mbH
RPC Group Limited
RPC Group Management Limited
RPC Group Share Trustee Limited
RPC Leopard Holdings, Inc.
RPC Neutraubling GmbH
RPC Packaging (Deutschland) BV & Co KG
RPC Packaging Brasil Indústria e Comércio de Embalagens Ltda
RPC Packaging BV
RPC Packaging Europe BV
RPC Packaging Holdings (Deutschland) BV & Co KG
RPC Packaging Holdings (Norway) AS
RPC Packaging Holdings (US) Inc
RPC Packaging Holdings Brazil BV
RPC Packaging Holdings BV
RPC Packaging Holdings Limited
RPC Packaging Kerkrade BV
RPC Packaging Limited
RPC Pisces Holdings Limited
RPC Promens Group AS
RPC Promens Group BV
RPC Promens Industrial Crailsheim GmbH
RPC Promens Industrial Jagtenberg B.V
RPC Promens International BV
RPC Superfos Besancon SAS
RPC Superfos Ede BV
RPC Superfos US, Inc.
RPC Tedeco-Gizeh (UK) Limited
RPC Tedeco-Gizeh Troyes SAS
RPC Verpackungen Kutenholz GmbH
RPC Verwaltungsgesellschaft BV
RPC WIKO GmbH
RPC Wiko Verwaltungsgellschaft GmbH
RPC Zeller Plastik Libertyville, Inc.
Saeplast Americas Inc
Saeplast Chile SPA
Saeplast Iceland ehf
Saeplast Medical Inc
Saeplast Norway AS
Saeplast Spain SA
Saffron Acquisition, LLC
Sanders Polyfilms Limited
SC Romfilms SRL
SCI Vertuquet

Scott & Robertson Limited
Seroptic Lustroid Limited
Setco, LLC
Shenzhen Howyecen Automotive Electronics Company Limited
SPA Galion Algerie
Spec Molders Proprietary Limited
Spec Tool and Die and General Engineering Proprietary Limited
Stag Plastics Limited
Strata Products Limited
Sugden, LLC
Sun Coast Industries, LLC
Superfos Runcorn Limited
Superfos Tamworth Limited
Synergy Packaging Pty Limited
Tempra ehf
Terram Defencell Limited
Terram Geosynthetics Private Limited
Terram Limited
Tyco Acquisition Alpha LLC
UAB ESE Baltija
UK Polyfilm Limited
UK Polythene Limited
Uniplast Holdings, LLC
Uniplast U.S., Inc.
V M B Limited
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Weener Plastop Proprietary Limited
Widnes Films Limited
Wiko (UK) Limited
Zedcor Limited
Zeller Engineering GmbH
Zeller Plastik Deutschland GmbH
Zeller Plastik Espana SLU
Zeller Plastik France SAS
Zeller Plastik Italia Srl
Zeller Plastik Mexico SA de CV
Zeller Plastik Philippines Inc
Zeller Plastik Poland Sp. z o.o.
Zeller Plastik Shanghai Limited